FUNDVANTAGE TRUST

LATEEF FUND
(THE “FUND”)
Supplement dated June 11, 2010 to the Prospectus for the Fund dated September 1, 2009
The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.
     Effective June 11, 2010, the Prospectus for Class A, Class C and Class I shares of the Fund is revised as follows in connection with a change in the Fund’s investment objective:
•	On page 1 of the Prospectus, under the heading “Investment Objective,” the word “secondarily” is removed in the first paragraph, to read as follows:
The Lateef Fund (the “Fund”), a non-diversified fund, seeks to provide principal preservation and long-term capital appreciation. This investment objective may be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.
•	On page 6 of the Prospectus, under the heading “Principal Investment Strategies,” the words “first” and “second” are removed in the first sentence of the first paragraph, to read as follows:
The investment adviser uses an intensive fundamental due diligence process to attempt to identify companies that meet its proprietary investment criteria based on the objective of preserving principal and capital appreciation.
•	On page 6 of the Prospectus, under the heading “Principal Investment Strategies,” the phrase “the primary objective of” is removed in the first sentence of the third paragraph, to read as follows:
Consistent with preserving capital, the investment adviser intends to select investments that, in its opinion, have low downside risk and high upside potential.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE